UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2011

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K is being filed by Massey Energy Company (“Massey”) in connection with the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated January 28, 2011, among Massey and Alpha Natural Resources, Inc. (“Alpha”) and Mountain Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Alpha (“Merger Sub”), providing for the acquisition of Massey by Alpha. Subject to the terms and conditions of the Merger Agreement, Massey will be merged with and into Merger Sub (the “Merger”), with Massey surviving the Merger as a wholly owned subsidiary of Alpha. The SEC has declared effective the Form S-4 Registration Statement concerning the Merger Agreement between Alpha and Massey. In connection with the Merger, a definitive joint proxy statement/prospectus has been mailed to our stockholders on or about April 29, 2011. Each of Alpha and Massey intend to hold their respective special meetings of stockholders on June 1, 2011. If the Alpha and Massey stockholders approve the Merger-related proposals at their respective special meetings, then, subject to certain other customary closing conditions, Alpha and Massey expect to close the Merger promptly after the special meetings on June 1, 2011. This Current Report on Form 8-K supplements disclosures made in the joint proxy statement/prospectus as follows:

The plaintiffs in In re Massey Energy Company Derivative and Class Action Litigation filed a submission on May 15, 2011, in support of their request for equitable relief, including a preliminary injunction enjoining the consummation of the proposed merger of Massey Energy Company (Massey) and Mountain Merger Sub, Inc., a wholly owned subsidiary of Alpha Natural Resources, Inc. (Alpha). In that submission, the plaintiffs alleged, among other things, that the definitive Proxy Statement filed by Massey and Alpha with the Securities and Exchange Commission (SEC) on April 29, 2011, which we call the Proxy, was false and misleading because it allegedly omitted certain facts that plaintiffs contend are material. One of the plaintiffs’ contentions centers around the work of an Advisory Committee formed by the board of directors of Massey in August 2010 to investigate, among other things, derivative claims relating to the safety of the work conditions at Massey. This committee consisted solely of the two members of Massey’s board of directors who had been appointed in August 2010. The plaintiffs allege that the Proxy failed to disclose, but should have, that the committee made an oral report to the Massey board of directors at a dinner meeting on November 21, 2010. According to the plaintiffs, the oral report by the committee indicated to the remaining board members that the committee might recommend that derivative claims be pursued against them, and that those directors might become subject to “grueling” examination by third parties the committee was considering retaining to examine Massey’s safety practices. The plaintiffs also allege that the committee recommended that Mr. Blankenship be removed, and that this was the reason he submitted his resignation on December 3, 2010. Finally, the plaintiffs allege that the foregoing led the board of directors of Massey to conclude that they had no alternative but to sell Massey to a third party.

Massey disputes the plaintiffs’ characterizations of these events. While the committee provided an oral update to the independent members of Massey’s board of directors on November 21, 2010 after the meeting of the full board of directors had been concluded, the update made no conclusions about whether or not the derivative claims should be pursued, and stated that the committee’s investigation was ongoing. Massey further believes that there is no connection between the committee’s oral update and the decision made by the board of directors to pursue a sale, or agree to a sale, of the company. While the oral update of the committee included a recommendation that at a minimum the board of directors not re-nominate Mr. Blankenship for re-election to the board of directors at the company’s next annual meeting then expected to be held in May 2011, and assess whether Mr. Blankenship as Chairman of the Board and Chief Executive Officer provided the most viable option for Massey going forward, the independent members of Massey’s board of directors did not make any decision on this matter and did not make a recommendation to the board of directors to remove Mr. Blankenship or request his resignation from his positions at Massey. See “The Merger – Background of the Merger” beginning on page 65 of the joint proxy statement/prospectus.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Alpha and Massey have filed a definitive joint proxy statement/prospectus regarding the proposed Merger with the Securities and Exchange Commission (the “SEC”). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain a copy of the joint proxy statement/prospectus and other related documents filed by Alpha and Massey with the SEC regarding the proposed Merger as well as other filings containing information, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alpha’s Investor Relations department at Alpha Natural Resources, Inc., One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attn: Investor Relations, to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 or to Massey’s Investor Relations department at, (804) 788 - 1824 or by email to Investor@masseyenergyco.com. Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Alpha’s web site at www.alphanr.com under the heading “Investor Relations” and then under the heading “SEC Filings” and Massey’s web site at www.masseyenergyco.com under the heading “Investors” and then under the heading “SEC Filings”.

Participants in Solicitation

Alpha, Massey and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed Merger is set forth in the definitive joint proxy statement/prospectus filed with the SEC. You can find information about Alpha’s and Massey’s directors and executive officers in Alpha’s definitive proxy statement filed with the SEC on April 1, 2011 and Massey’s Amendment No. 1 to its Annual Report on Form 10-K filed with the SEC on April 19, 2011, respectively. You can obtain free copies of these documents from Alpha or Massey using the contact information above.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties. Alpha and Massey caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Massey stockholders to approve the transaction; the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Alpha following completion of the proposed transaction; Alpha’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed Merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; general economic conditions that are less favorable than expected; changes in, renewal of and acquiring new long term coal supply arrangements; and competition in coal markets. Additional information and other factors are contained in Alpha’s and Massey’s filings with the SEC, including Alpha’s and Massey’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov. Alpha and Massey disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: May 19, 2011	By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary